UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2527

DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/30

Date of reporting period:	1/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JANUARY 31, 2009

Semiannual Report to Shareholders

DWS Money Market Prime Series

Contents

4 Portfolio Management Review

8 Information About Your Fund's Expenses

10 Portfolio Summary

11 Investment Portfolio

16 Financial Statements

20 Financial Highlights

23 Notes to Financial Statements

32 Investment Management Agreement Approval

37 Summary of Management Fee Evaluation by Independent Fee Consultant

42 Summary of Administrative Fee Evaluation by Independent Fee Consultant

43 Account Management Resources

44 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and the team's approach to managing DWS Money Market Prime Series during the fund's most recent semiannual period ended January 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you discuss the market environment for money market funds during the most recent six-month period?

A: Over the past six months, we continued to witness unprecedented events in both the money markets and financial markets worldwide. The massive credit crunch that originated with problems in the US subprime mortgage market as well as securitized mortgages brought down several financial firms and essentially transformed Wall Street. Among other unprecedented actions, the US government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) in conservatorship of a newly created independent regulator, the Federal Housing Finance Agency, and injected billions into the banking system through the Troubled Assets Relief Program (TARP).

Within the money market fund industry, major losses caused by the liquidity squeeze and the collapse of Lehman Brothers forced one money fund's share price to drop below $1 and another money fund to close. In the general "flight to quality" that ensued — amid a market atmosphere of heightened uncertainty over perceived credit quality — demand for short-term Treasury securities reached overwhelming levels on several occasions as investors prized safety over all other considerations, including yield.1 In response to the freeze-up in money market liquidity, the US Federal Reserve Board (the Fed) created new lending facilities for commercial paper, asset-backed commercial paper and the money markets.2 In the fourth quarter, short-term credit market conditions improved somewhat in response to government actions. However, many investors clung to a flight-to-quality stance in light of rising unemployment, trouble for US automakers, the need for more Wall Street bailouts and concern that the recession and problems in the housing market could go on for some time. In December, the Fed reduced short-term interest rates to a target between 0% and 0.25%, saying that it would now expand its balance sheet in an attempt to stimulate the financial markets. Following the January Federal Open Market Committee (FOMC) meeting, the Fed restated its ability and willingness to employ all available tools to promote economic growth as well as price stability.

As of January 31, 2009, three-month LIBOR, an industry standard for measuring three-month taxable money market rates, stood at 1.18%, compared with 2.79% as of July 31, 2008.3

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield as of January 31, 2009 — DWS Money Market Prime Series
DWS Cash Investment Trust Class A	.72%
DWS Cash Investment Trust Class B	.01%*
DWS Cash Investment Trust Class C	.01%*
DWS Cash Investment Trust Class S	1.03%
DWS Money Market Fund	1.12%
* Recent and future declines in interest rate levels could cause the portfolio's earnings to fall below each portfolio's expense ratio, resulting in a negative yield. The investment advisor has agreed to voluntarily waive fees/reimburse expenses as necessary to maintain a minimum distribution yield. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield would have been -0.06% and -0.02%, respectively, for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C, as of January 31, 2009.

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-investments.com.

Q: In light of market conditions during the period, what has been the strategy for this fund?

A: Given the difficult situation throughout the investment markets, and understanding that the credit crunch would not be a short-term phenomenon, our strategy at the start of the six-month period was to emphasize liquidity and high credit quality while looking for ways to maximize yield potential when opportunities presented themselves. In mid-September, when conditions in the money markets worsened drastically, we enacted a significantly more defensive strategy, holding more overnight securities in the form of repurchase agreements. We also purchased Treasury and agency instruments as well as corporate commercial paper and sovereign securities (direct issuance by foreign governments) in seeking the highest-quality portfolio given the extremely difficult market conditions. As conditions have now eased somewhat, we have extended the fund's average maturity utilizing the highest-quality securities.

Q: What detracted from performance during the period?

A: The types of securities in which the fund was investing tended to have lower yields than issues carrying more risk. We preferred to be cautious during this time of significant market turbulence. In the end, this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Q: Will you describe your investment philosophy?

A: We continue to insist upon the highest credit quality. We also continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Lipper Ranking — Money Market Fund Category as of 1/31/09 (DWS Money Market Prime Series — DWS Money Market Fund)
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	29	of	322	9
3-Year	19	of	299	7
5-Year	17	of	282	7
10-Year	17	of	199	8

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of January 31, 2009. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category. Rankings are for DWS Money Market Prime Series — DWS Money Market Fund; other share classes may vary.

Source: Lipper Inc.

1 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
2 Lending Facility: In their search for answers to the financial crisis and credit crunch, US Federal Reserve Board (the Fed) officials have created a series of lending facilities to try to restore liquidity within the financial system and prompt large financial institutions to resume lending to one another at more accustomed levels. The first such facility the Fed created was the Term Securities Lending Facility (TSLF), where the Fed agreed to lend up to $200 billion of Treasury securities to primary dealers secured by a pledge of other securities. This lending by the Fed was meant to, in turn, prompt further lending by its borrowers. Since then the Fed has set up commercial paper and asset-backed commercial paper lending facilities to perform similar liquidity operations in those areas of the credit market.
3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2008 to January 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for DWS Cash Investment Trust Class S may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for DWS Cash Investment Trust Class S during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2009
Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 8/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/09	$ 1,008.30	$ 1,004.40	$ 1,004.70	$ 1,010.00	$ 1,010.40
Expenses Paid per $1,000*	$ 4.35	$ 8.18	$ 7.88	$ 2.63	$ 2.23
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 8/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/09	$ 1,020.87	$ 1,017.04	$ 1,017.34	$ 1,022.58	$ 1,022.99
Expenses Paid per $1,000*	$ 4.38	$ 8.24	$ 7.93	$ 2.65	$ 2.24
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.86%	1.62%	1.56%	.52%	.44%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (as a % of Investment Portfolio)	1/31/09	7/31/08

Commercial Paper	45%	50%
Government & Agency Obligations	17%	5%
Short-Term Notes	16%	23%
Certificates of Deposit and Bank Notes	12%	15%
Repurchase Agreements	10%	4%
Master Notes	—	2%
Time Deposits	—	1%
	100%	100%
Weighted Average Maturity

DWS Money Market Prime Series	61 days	50 days
First Tier Retail Money Fund Average*	44 days	44 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subjected to change.

For more complete details about the Fund's holdings, see pages 11-15. A quarterly Fact Sheet is available upon request. A complete list of the Portfolio's portfolio holdings is posted twice each month on www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for more contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 11.8%
Bank of America NA:
2.35%, 5/5/2009	30,000,000	30,000,000
3.7%, 3/16/2009	10,394,000	10,348,064
Bank of Nova Scotia, 0.7%, 4/23/2009	37,600,000	37,600,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.85%, 2/12/2009	37,500,000	37,500,000
BNP Paribas:
0.81%, 4/27/2009	30,000,000	30,000,000
2.29%, 2/10/2009	10,000,000	10,000,025
Calyon, 3.14%, 3/5/2009	20,000,000	20,000,000
DnB NOR Bank ASA, 0.9%, 4/28/2009	36,000,000	36,000,000
Mizuho Corporate Bank Ltd., 1.21%, 3/23/2009	40,000,000	40,000,554
Rabobank Nederland NV, 3.0%, 2/26/2009	34,000,000	34,000,000
Societe Generale, 0.97%, 4/27/2009	36,000,000	36,000,000
Svenska Handelsbanken AB, 2.0%, 3/12/2009	40,000,000	40,000,000
Toronto-Dominion Bank:
2.0%, 5/12/2009	30,000,000	30,000,000
2.52%, 5/12/2009	20,000,000	20,001,078
US Bank NA, 0.6%, 5/26/2009	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $436,449,721)		436,449,721

Commercial Paper 45.9%
Issued at Discount**
ASB Finance Ltd., 3.1%, 3/6/2009	15,000,000	14,957,375
Australia & New Zealand Banking Group Ltd., 2.2%, 2/6/2009	40,000,000	39,987,778
Bank of America Corp.:
3.1%, 2/12/2009	32,000,000	31,969,689
3.22%, 2/6/2009	28,000,000	27,987,478
BP Capital Markets PLC:
0.76%, 10/13/2009	25,000,000	24,865,944
1.285%, 3/5/2009	45,000,000	44,948,600
Caisse D'Amortissement de la Dette Sociale, 0.65%, 4/3/2009	37,500,000	37,458,698
Coca-Cola Co., 0.52%, 7/6/2009	30,000,000	29,932,833
DnB NOR Bank ASA, 2.0%, 3/13/2009	30,000,000	29,933,333
Eli Lilly & Co., 0.75%, 10/5/2009	50,000,000	49,743,750
European Investment Bank:
0.85%, 6/11/2009	15,000,000	14,953,958
1.775%, 3/6/2009	32,000,000	31,947,933
2.13%, 5/5/2009	33,500,000	33,315,666
General Electric Capital Corp.:
2.84%, 2/6/2009	25,000,000	24,990,139
3.35%, 4/20/2009	40,000,000	39,709,667
Gotham Funding Corp., 1.1%, 3/3/2009	40,000,000	39,963,333
Greenwich Capital Markets, Inc., 3.1%, 3/9/2009	30,000,000	29,907,000
Hewlett-Packard Co.:
0.38%, 2/13/2009	30,000,000	29,996,200
0.39%, 4/20/2009	20,000,000	19,983,100
Johnson & Johnson, 0.3%, 7/22/2009	32,000,000	31,954,400
Kingdom of Denmark, 0.75%, 4/22/2009	30,000,000	29,950,000
Liberty Street Funding LLC:
0.75%, 5/19/2009	20,000,000	19,955,417
1.75%, 3/13/2009	10,000,000	9,980,556
Nieuw Amsterdam Receivables Corp., 0.4%, 2/9/2009	30,000,000	29,997,333
Nissan Motor Acceptance Corp.:
2.05%, 2/3/2009	15,000,000	14,998,292
2.1%, 2/4/2009	15,000,000	14,997,375
Pfizer, Inc.:
0.5%, 5/11/2009	35,000,000	34,951,875
1.15%, 4/6/2009	20,000,000	19,959,111
1.2%, 3/19/2009	38,000,000	37,941,733
1.3%, 4/15/2009	18,000,000	17,952,550
2.52%, 3/2/2009	35,000,000	34,928,950
Procter & Gamble International Funding SCA:
1.4%, 3/4/2009	45,000,000	44,945,750
2.23%, 2/12/2009	30,000,000	29,979,558
2.37%, 2/12/2009	20,000,000	19,985,517
Rabobank USA Financial Corp., 0.74%, 7/15/2009	35,000,000	34,882,011
Shell International Finance BV:
2.4%, 5/11/2009	20,000,000	19,868,000
2.5%, 3/9/2009	50,000,000	49,875,000
Societe Generale North America, Inc., 1.705%, 3/27/2009	30,000,000	29,923,275
Starbird Funding Corp.:
1.85%, 3/23/2009	60,000,000	59,845,833
1.9%, 3/19/2009	45,000,000	44,890,750
3.2%, 2/6/2009	37,000,000	36,983,556
Swedbank AB, 3.22%, 3/3/2009	30,000,000	29,919,500
Thunder Bay Funding LLC, 4.15%, 4/20/2009	30,000,000	29,730,250
Total Capital SA:
0.34%, 4/3/2009	38,000,000	37,978,108
0.39%, 3/30/2009	40,000,000	39,975,300
Toyota Motor Credit Corp.:
0.6%, 3/2/2009	34,000,000	33,983,567
0.75%, 2/3/2009	25,000,000	24,998,958
2.35%, 3/6/2009	45,000,000	44,903,063
Tulip Funding Corp., 0.65%, 2/23/2009	10,000,000	9,996,028
United Parcel Service, Inc., 0.43%, 7/6/2009	12,000,000	11,977,783
Verizon Communications, Inc.:
0.55%, 2/24/2009	5,000,000	4,998,243
0.55%, 2/25/2009	15,000,000	14,994,500
0.55%, 2/26/2009	15,000,000	14,994,271
Victory Receivables Corp.:
0.7%, 4/23/2009	38,000,000	37,940,150
1.05%, 2/23/2009	30,000,000	29,980,750
Wal-Mart Stores, Inc., 0.75%, 9/8/2009	18,000,000	17,917,875
Westpac Banking Corp., 2.25%, 3/9/2009	48,000,000	47,892,000
Total Commercial Paper (Cost $1,697,479,662)		1,697,479,662

Short-Term Notes* 16.3%
Abbey National Treasury Services PLC:
0.809%, 4/24/2009	15,000,000	15,000,000
2.417%, 2/20/2009	25,000,000	25,000,000
Australia & New Zealand Banking Group Ltd.:
144A, 2.409%, 7/10/2009	12,500,000	12,500,000
144A, 2.426%, 7/2/2009	20,000,000	20,000,000
Bank of America NA:
144A, 1.625%, 7/6/2009	23,980,000	23,980,000
2.181%, 2/27/2009	33,000,000	32,984,529
Bank of Nova Scotia, 3.056%, 5/6/2009	20,000,000	20,000,000
BNP Paribas, 2.445%, 5/13/2009	15,000,000	15,000,000
Calyon, 2.413%, 3/11/2009	30,000,000	30,000,000
Credit Agricole SA, 144A, 1.775%, 7/22/2009	37,500,000	37,500,000
General Electric Capital Corp., 0.424%, 9/24/2009	30,000,000	30,000,000
ING Bank NV, 144A, 1.716%, 3/26/2009	10,000,000	10,000,000
Inter-American Development Bank, 1.144%, 2/19/2010	37,000,000	37,000,000
International Bank for Reconstruction & Development, 1.124%, 2/1/2010	30,000,000	30,000,000
Intesa Sanpaolo SpA, 0.866%, 5/13/2009	33,050,000	33,050,000
JPMorgan Chase & Co., 1.465%, 4/3/2009	40,000,000	39,999,658
Kreditanstalt fuer Wiederaufbau, 1.182%, 1/21/2010	32,000,000	32,000,000
Metropolitan Life Global Funding I, 144A, 1.647%, 5/11/2009	7,500,000	7,500,000
National Australia Bank Ltd.:
1.631%, 4/7/2009	15,000,000	15,000,000
144A, 2.438%, 2/19/2009	22,500,000	22,500,000
Natixis, 2.442%, 4/6/2009	35,000,000	35,000,000
Procter & Gamble International Funding SCA, 2.308%, 2/19/2009	7,500,000	7,500,000
Rabobank Nederland NV, 144A, 2.577%, 10/9/2009	22,500,000	22,500,000
Royal Bank of Canada, 144A, 0.733%, 7/15/2009	22,000,000	22,000,000
Svenska Handelsbanken AB, 144A, 1.509%, 5/26/2009	12,000,000	12,000,000
Toyota Motor Credit Corp., 0.5%, 3/12/2009	15,000,000	15,000,000
Total Short-Term Notes (Cost $603,014,187)		603,014,187

Government & Agency Obligations 17.0%
US Government Sponsored Agencies 15.4%
Federal Home Loan Bank:
0.51%*, 4/3/2009	12,000,000	12,000,000
2.35%**, 2/11/2009	20,000,000	19,986,944
2.36%**, 5/12/2009	15,000,000	14,901,667
2.5%**, 4/14/2009	32,000,000	31,840,000
2.74%**, 2/24/2009	20,000,000	19,964,989
3.0%**, 4/20/2009	19,000,000	18,876,500
Federal Home Loan Mortgage Corp.:
0.55%**, 8/3/2009	20,000,000	19,944,083
1.3%**, 4/2/2009	20,000,000	19,956,667
1.4%**, 7/10/2009	40,000,000	39,752,667
1.75%**, 5/27/2009	20,000,000	19,888,194
1.8%**, 5/26/2009	38,000,000	37,783,400
2.41%**, 3/19/2009	22,000,000	21,932,252
Federal National Mortgage Association:
0.45%**, 5/20/2009	38,000,000	37,948,700
1.25%**, 6/11/2009	38,000,000	37,828,472
1.5%**, 5/28/2009	20,000,000	19,903,333
1.6%**, 7/1/2009	20,000,000	19,866,667
1.7%**, 6/30/2009	20,000,000	19,859,278
1.75%**, 5/29/2009	38,000,000	37,783,875
1.9%**, 7/27/2009	45,000,000	44,582,000
2.46%**, 3/19/2009	22,000,000	21,930,847
2.75%**, 3/16/2009	53,000,000	52,825,910
		569,356,445
US Treasury Obligations 1.6%
US Treasury Bills:
0.3%**, 7/23/2009	22,000,000	21,968,467
0.345%**, 7/30/2009	20,000,000	19,965,692
0.99%**, 5/15/2009	19,000,000	18,946,182
		60,880,341
Total Government & Agency Obligations (Cost $630,236,786)		630,236,786

Repurchase Agreements 9.7%
Banc of America Securities LLC, 0.28%, dated 1/30/2009, to be repurchased at $100,002,333 on 2/2/2009 (a)	100,000,000	100,000,000
BNP Paribas, 0.3%, dated 1/30/2009, to be repurchased at $40,001,000 on 2/2/2009 (b)	40,000,000	40,000,000
The Goldman Sachs & Co., 0.29%, dated 1/30/2009, to be repurchased at $217,883,032 on 2/2/2009 (c)	217,877,767	217,877,767
Total Repurchase Agreements (Cost $357,877,767)		357,877,767
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,725,058,123)+	100.7	3,725,058,123
Other Assets and Liabilities, Net	(0.7)	(24,292,003)
Net Assets	100.0	3,700,766,120
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2009.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $3,725,058,123.
(a) Collateralized by $99,600,838 Federal National Mortgage Association, 5.0%, maturing on 7/1/2035 with a value of $102,000,000.
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
16,895,722	Federal Home Loan Mortgage Corp.	4.5-5.5	5/1/2019-8/1/2036	17,351,045
22,582,021	Federal National Mortgage Association	5.5-6.0	7/1/2022-12/1/2036	23,448,955
Total Collateral Value				40,800,000
(c) Collateralized by $209,208,000 Federal National Mortgage Association, with various coupon rates of 5.25-6.25%, with various maturity dates of 2/1/2011-8/1/2012 with a value of $222,235,367.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	3,725,058,123
Level 3	—
Total	$ 3,725,058,123

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2009 (Unaudited)
Assets
Investments in securities, valued at amortized cost	$ 3,725,058,123
Receivable for investments sold	10,035,000
Receivable for Fund shares sold	5,273,477
Interest receivable	2,844,744
Other assets	181,304
Total assets	3,743,392,648
Liabilities
Cash overdraft	3,703
Payable for investments purchased	37,000,000
Payable for Fund shares redeemed	2,146,872
Distributions payable	636,117
Accrued management fee	494,839
Other accrued expenses and payables	2,344,997
Total liabilities	42,626,528
Net assets, at value	$ 3,700,766,120
Net Assets Consist of
Undistributed net investment income	123,659
Accumulated net realized gain (loss)	537,988
Paid-in capital	3,700,104,473
Net assets, at value	$ 3,700,766,120
Statement of Assets and Liabilities as of January 31, 2009 (Unaudited) (continued)
Net Asset Value
DWS Cash Investment Trust Class A
Net Asset Value, offering and redemption price per share ($198,650,095 ÷ 198,701,511 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class B
Net Asset Value, offering and redemption price per share ($31,298,795 ÷ 31,330,368 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class C
Net Asset Value, offering and redemption price per share ($46,705,923 ÷ 46,719,013 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class S
Net Asset Value, offering and redemption price per share ($569,089,629 ÷ 569,666,077 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Money Market Fund
Net Asset Value, offering and redemption price per share ($2,855,021,678 ÷ 2,854,042,907 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2009 (Unaudited)
Investment Income
Income: Interest	$ 49,516,733
Expenses: Management fee	3,271,800
Services to shareholders	2,658,578
Administration fee	1,971,373
Distribution and service fees	620,748
Custodian fee	102,227
Trustees' fees and expenses	56,881
Reports to shareholders	179,577
Registration fees	98,164
Professional fees	84,707
Temporary guarantee program participation fee	615,053
Other	50,774
Total expenses before expense reductions	9,709,882
Expense reductions	(6,011)
Total expenses after expense reductions	9,703,871
Net investment income	39,812,862
Net realized gain (loss)	790,837
Net increase (decrease) in net assets resulting from operations	$ 40,603,699

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2009 (Unaudited)	Year Ended July 31, 2008
Operations: Net investment income	$ 39,812,862	$ 162,617,218
Net realized gain (loss)	790,837	(25,112)
Net increase (decrease) in net assets resulting from operations	40,603,699	162,592,106
Distributions to shareholders from net investment income: DWS Cash Investment Trust Class A	(1,465,174)	(4,273,645)
DWS Cash Investment Trust Class B	(140,288)	(840,703)
DWS Cash Investment Trust Class C	(216,582)	(1,058,276)
DWS Cash Investment Trust Class S	(5,663,029)	(21,748,749)
DWS Money Market Fund	(32,306,522)	(134,695,847)
Total distributions	(39,791,595)	(162,617,220)
Fund share transactions: Proceeds from shares sold	1,054,620,581	2,642,320,963
Reinvestment of distributions	39,172,619	160,374,466
Cost of shares redeemed	(1,631,495,070)	(2,954,617,892)
Net increase (decrease) in net assets from Fund share transactions	(537,701,870)	(151,922,463)
Increase (decrease) in net assets	(536,889,766)	(151,947,577)
Net assets at beginning of period	4,237,655,886	4,389,603,463
Net assets at end of period (including undistributed net investment income of $123,659 and $102,392, respectively)	$ 3,700,766,120	$ 4,237,655,886

The accompanying notes are an integral part of the financial statements.

Financial Highlights

DWS Cash Investment Trust Class A
Years Ended July 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.008	.034	.018
Distributions from net investment income	(.008)	(.034)	(.018)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.83**	3.41[c]	1.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	156	116
Ratio of expenses before expense reductions (%)	.86*	.85	.86*
Ratio of expenses after expense reductions (%)	.86*	.84	.86*
Ratio of net investment income (%)	1.65*	3.37	4.51*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

DWS Cash Investment Trust Class B
Years Ended July 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.026	.014
Distributions from net investment income	(.004)	(.026)	(.014)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.44c**	2.62[c]	1.45c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	30	36
Ratio of expenses before expense reductions (%)	1.62*	1.62	1.69*
Ratio of expenses after expense reductions (%)	1.62*	1.61	1.67*
Ratio of net investment income (%)	.89*	2.60	3.70*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

DWS Cash Investment Trust Class C
Years Ended July 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.005	.027	.015
Distributions from net investment income	(.005)	(.027)	(.015)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.47c**	2.69[c]	1.48c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	42	39
Ratio of expenses before expense reductions (%)	1.56*	1.54	1.60*
Ratio of expenses after expense reductions (%)	1.56*	1.53	1.60*
Ratio of net investment income (%)	.95*	2.68	3.77*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

DWS Cash Investment Trust Class S
Years Ended July 31,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Net investment income	.010	.037	.019
Distributions from net investment income	(.010)	(.037)	(.019)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.00**	3.73[c]	1.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	569	579	602
Ratio of expenses before expense reductions (%)	.52*	.53	.56*
Ratio of expenses after expense reductions (%)	.52*	.53	.56*
Ratio of net investment income (%)	1.98*	3.68	4.81*
[a] For the six months ended January 31, 2009 (Unaudited).
[b] For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

DWS Money Market Fund
Years Ended July 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.010	.038	.050	.040	.019	.007
Distributions from net investment income	(.010)	(.038)	(.050)	(.040)	(.019)	(.007)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.04**	3.84[b]	5.09	4.04	1.95	.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,855	3,430	3,596	3,399	3,392	3,432
Ratio of expenses before expense reductions (%)	.44*	.43	.40	.44	.48	.43
Ratio of expenses after expense reductions (%)	.44*	.42	.40	.44	.48	.43
Ratio of net investment income (%)	2.07*	3.79	4.98	3.97	1.91	.72
[a] For the six months ended January 31, 2009 (Unaudited). [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Money Market Prime Series (the "Fund") is a diversified series of DWS Money Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Classes A, B, C, S and DWS Money Market Fund shares. DWS Cash Investment Trust Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Investments Fund. DWS Cash Investment Trust Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions. DWS Cash Investment Trust Class B shares automatically convert to DWS Cash Investment Trust Class A shares six years after issuance. DWS Cash Investment Trust Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. DWS Cash Investment Trust Class C shares do not automatically convert into another class. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are generally not available to new investors except under certain circumstances.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At July 31, 2008, the Fund had a net tax basis capital loss carry forward of approximately $143,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2016, whichever occurs first. In addition from November 1, 2007 through July 31, 2008, the Fund incurred approximately $109,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $215,000,000 of the Fund's average daily net assets	.400%
Next $335,000,000 of such net assets	.275%
Next $250,000,000 of such net assets	.200%
Next $800,000,000 of such net assets	.150%
Next $800,000,000 of such net assets	.140%
Next $800,000,000 of such net assets	.130%
Over $3,200,000,000 of such net assets	.120%

Accordingly, for the six months ended January 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.17% of the Fund's average daily net assets.

For the period from August 1, 2008 through March 9, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain total operating expenses of certain classes of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

DWS Cash Investment Trust Class A	.96%
DWS Cash Investment Trust Class B	1.67%
DWS Cash Investment Trust Class C	1.60%
DWS Money Market Fund	.47%

For DWS Cash Investment Trust Class S shares, for the period from August 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain total operating expenses at 0.67% of the Fund's average daily net assets.

For DWS Cash Investment Trust Class S shares, for the period from October 1, 2009 through March 9, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain total operating expenses at 0.72% of the Fund's average daily net assets.

In addition, the Advisor has agreed to voluntarily waive expenses as necessary to maintain a minimum yield. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain shareholder service fees shown below on DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2009, the Advisor received an Administration Fee of $1,971,373, of which $314,732 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2009
DWS Cash Investment Trust Class A	$ 225,523	$ —	$ 167,827
DWS Cash Investment Trust Class B	41,062	415	35,685
DWS Cash Investment Trust Class C	43,903	319	37,526
DWS Cash Investment Trust Class S	480,803	—	420,761
DWS Money Market Fund	1,290,181	—	998,218
	$ 2,081,472	$ 734	$ 1,660,017

Distribution and Service Fees. Under the Fund's DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. For the six months ended January 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2009
DWS Cash Investment Trust Class B	$ 120,632	$ 20,656
DWS Cash Investment Trust Class C	175,107	30,483
	$ 295,739	$ 51,139

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2009	Annualized Effective Rate
DWS Cash Investment Trust Class A	$ 226,429	$ 41,364.25%
DWS Cash Investment Trust Class B	40,211	6,791.25%
DWS Cash Investment Trust Class C	58,369	10,139.25%
	$ 325,009	$ 58,294

Contingent Deferred Sales Charge. DIDI receives any contingent deferred sales charge ("CDSC") from DWS Cash Investment Trust Class B share redemptions occurring within six years of purchase and DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for DWS Cash Investment Trust Class B and 1% for DWS Cash Investment Trust Class C, of the value of the shares redeemed. For the six months ended January 31, 2009, the CDSC for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares aggregated $148,476 and $23,624, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares. For the six months ended January 31, 2009, DIDI received $33,052 for DWS Cash Investment Trust Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,833, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

C. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2009, the Fund's custodian fee was reduced by $839 and $4,438, respectively, for custodian and transfer agent credits earned.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	145,012,107	$ 145,012,107	130,298,085	$ 130,298,085
DWS Cash Investment Trust Class B	14,938,279	14,938,279	24,944,523	24,944,523
DWS Cash Investment Trust Class C	26,474,047	26,474,047	45,727,254	45,727,254
DWS Cash Investment Trust Class S	146,337,921	146,337,921	248,315,895	248,315,895
DWS Money Market Fund	721,858,227	721,858,227	2,193,035,206	2,193,035,206
		$ 1,054,620,581		$ 2,642,320,963
Shares issued to shareholders in reinvestments of distributions
DWS Cash Investment Trust Class A	1,421,375	$ 1,421,375	4,110,145	$ 4,110,145
DWS Cash Investment Trust Class B	136,406	136,406	786,983	786,983
DWS Cash Investment Trust Class C	208,779	208,779	987,822	987,822
DWS Cash Investment Trust Class S	5,491,020	5,491,020	20,756,255	20,756,255
DWS Money Market Fund	31,915,039	31,915,039	133,733,261	133,733,261
		$ 39,172,619		$ 160,374,466
Shares redeemed
DWS Cash Investment Trust Class A	(104,243,584)	$ (104,243,584)	(94,203,818)	$ (94,203,818)
DWS Cash Investment Trust Class B	(13,739,484)	(13,739,484)	(32,135,197)	(32,135,197)
DWS Cash Investment Trust Class C	(22,420,863)	(22,420,863)	(43,270,943)	(43,270,943)
DWS Cash Investment Trust Class S	(161,869,855)	(161,869,855)	(292,377,778)	(292,377,778)
DWS Money Market Fund	(1,329,221,284)	(1,329,221,284)	(2,492,630,156)	(2,492,630,156)
		$ (1,631,495,070)		$ (2,954,617,892)
Net increase (decrease)
DWS Cash Investment Trust Class A	42,189,898	$ 42,189,898	40,204,412	$ 40,204,412
DWS Cash Investment Trust Class B	1,335,201	1,335,201	(6,403,691)	(6,403,691)
DWS Cash Investment Trust Class C	4,261,963	4,261,963	3,444,133	3,444,133
DWS Cash Investment Trust Class S	(10,040,914)	(10,040,914)	(23,305,628)	(23,305,628)
DWS Money Market Fund	(575,448,018)	(575,448,018)	(165,861,689)	(165,861,689)
		$ (537,701,870)		$ (151,922,463)

F. Participation in the Treasury's Temporary Guarantee Program

The Fund is participating in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury").

The Program is designed to protect the value of accounts in the Fund as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Fund for an account opened after September 19, 2009 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Funds' net asset values fall below $0.995 and the Fund is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment.

The Fund bears the expenses of participating in the Program. The expense is determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value outstanding of each share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee was equal to 0.010%. For the coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee is equal to 0.015%. This expense is being amortized over the length of the participation in the Program and is included on the Statement of Operations. Through January 31, 2009, the Fund has accrued $615,053. The Program is set to terminate on April 30, 2009, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, the Fund would need to pay an additional fee and there can be no assurances that the Fund would continue to participate. This expense is borne by the Fund without regard to any expense limitation currently in effect for the Fund.

Neither the Fund nor Deutsche Investment Management Americas Inc., the Fund's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper Inc. ("Lipper")), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (DWS Money Market Fund shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). Based on Lipper data provided as of December 31, 2007, the Board noted that the Fund's total (net) operating expenses (excluding 12b-1 fees and/or shareholder administration fees) were expected to be higher than the median of the applicable Lipper expense universe for the following share classes: DWS Cash Investment Trust Class A shares (3rd quartile), DWS Cash Investment Trust Class B shares (3rd quartile), DWS Cash Investment Trust Class C shares (3rd quartile) and DWS Cash Investment Trust Class S shares (3rd quartile), and lower than the median of the applicable Lipper expense universe for the following share class: DWS Money Market Fund shares (2nd quartile). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of DWS Cash Investment Trust Classes A, B and C and DWS Money Market Fund:

(800) 621-1048

For shareholders of DWS Cash Investment Trust Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	23339A 101	6
DWS Cash Investment Trust Class A	DOAXX	23339A 408	421
DWS Cash Investment Trust Class B	DOBXX	23339A 507	621
DWS Cash Investment Trust Class C	DOCXX	23339A 606	721
DWS Cash Investment Trust Class S	DOSXX	23339A 705	2021

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 31, 2009